                                                                    EXHIBIT 10.4

                          EQUITY CONTRIBUTION AGREEMENT

      This EQUITY CONTRIBUTION AGREEMENT (this "Agreement"), dated as of October 7, 1997, is by and among MS Acquisition Limited, a Texas limited partnership, Ronald D. Pedersen, Jeffrey A. Watt, Bruce A. Butler and Gary R. Guffey (each, a "Stockholder", and collectively, the "Stockholders"), Marketing Specialists Sales Company, a Texas corporation ("MSSC"), and Richmont Marketing Specialists Inc., a Delaware corporation ("Holding").

                             Introductory Statements

      The Stockholders own all of the issued and outstanding shares of common stock, par value $.01 per share, of MSSC (the "MSSC Common").

      The Stockholders desire to exchange their shares of MSSC Common for a like number of shares of common stock, par value $.01 per share, of Holding (the "Holding Common"), and Holding desires to acquire all of the issued and outstanding shares of MSSC Common from the Stockholders in exchange for the issuance of a like number of shares of Holding Common, all pursuant to the terms of this Agreement.

      The Stockholders and Holding desire to enter into a new Company and Stockholders Agreement in order to set forth certain material terms governing their relationship as stockholders of Holding.

      MS Acquisition Limited ("MS Acquisition") desires to continue to receive the benefits of certain registration rights regarding its shares of MSSC Common after the exchange for Holding Common and, therefore, MS Acquisition desires to enter into a new Registration Rights Agreement providing for certain registration rights in connection with its shares of Holding Common.

      Accordingly, for and in consideration of the foregoing and the mutual agreements, representations, warranties, covenants and conditions set forth in this Agreement, and other good, valid and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I


EQUITY CONTRIBUTION AGREEMENT

                             EXCHANGE OF THE SHARES

      1.1 Exchange. Upon the terms and subject to the conditions set forth in this Agreement, Holding hereby agrees to issue to each Stockholder on the date first set forth above, free and clear of all liens, security interests, pledges, charges, claims, options, rights, demands and restrictions of every kind, character and description whatsoever (collectively, "Encumbrances") imposed by Holding the number of shares of Holding Common set forth opposite such Stockholder's name on Schedule 1.1 hereto, and each Stockholder agrees to assign, transfer and deliver to Holding on such date, the number of shares of MSSC Common set forth opposite such Stockholder's name on Schedule 1.1 hereto.

      1.2 Date and Place of Closing. Upon the terms set forth in this Agreement, the exchange of shares of MSSC Common and Holding Common provided for herein (the "Closing") shall be consummated at a closing to be held at the offices of MSSC at 10:00 a.m., local time, on the date hereof (the "Closing Date").

      1.3 Deliveries at Closing. Subject to the conditions set forth in this Agreement, at Closing,

            (a)   Holding shall deliver to each Stockholder:

                  (i) a certificate, in the name of such Stockholder, evidencing and representing the number of shares of Holding Common set forth opposite such Stockholders' name on Schedule 1.1 hereto; and

                  (ii) all other previously undelivered documents, instruments and writings required to be delivered by Holding at or prior to the Closing pursuant to this Agreement or otherwise required in connection herewith.

            (b)   Each Stockholder shall deliver to Holding:

                  (i) a certificate evidencing and representing shares of MSSC Common accompanied by a stock power duly executed, and otherwise in form acceptable for transfer; and

                  (ii) all other previously undelivered documents, instruments and writings required to be delivered by the Stockholders at or prior to the Closing pursuant to this Agreement or otherwise required in connection herewith.

      1.4 Securities Laws Exemption. Each Stockholder acknowledges that as of the Closing Date the Holding Common will not have been registered under the Securities Act of 1933, as


EQUITY CONTRIBUTION AGREEMENT
amended (the "Securities Act"), or any state securities or blue sky laws. Each Stockholder represents that it is acquiring the Holding Common as principal for its own account, for investment only, and not with a view to the resale or distribution thereof except in accordance with applicable securities laws.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES
                                   OF HOLDING

      Holding hereby represents and warrants to the Stockholders as follows:

      2.1 Organization and Qualification. Holding is (i) a corporation validly existing and in good standing under the laws of the State of Delaware, (ii) duly qualified to do business as a foreign corporation and in good standing in each jurisdiction in which the character of the properties and assets now owned or leased by it or the nature of the business transacted by it requires it to be so qualified. Holding has the corporate power and authority to carry on its business as now being conducted.

      2.2 Authority. Holding has all requisite power and authority (corporate and otherwise) to enter into, execute and deliver this Agreement and perform its obligations hereunder. This Agreement has been duly executed and delivered by Holding and is a valid and binding obligation of Holding enforceable against Holding in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, or other similar laws affecting creditors' rights generally or general principals of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by Holding will not result in a violation or breach of or constitute a default under any term or provision of its Certificate of Incorporation or Bylaws.

      2.3 Capitalization of Holding. Holding is authorized to issue 1,000,000 shares of Holding Common. Upon delivery to the Stockholders, all of the shares of Holding Common will be validly issued, fully paid and nonassessable. The Holding Common will be issued free and clear of any Encumbrance imposed by Holding. Upon issuance hereunder, the shares of Holding Common to be issued to the Stockholders will represent all of the issued and outstanding capital stock of Holding. Except as set forth in the Stockholders Agreement (as defined herein), there are no outstanding options, warrants or other rights to acquire from Holding any shares of capital stock of Holding; furthermore, there are no outstanding securities authorized, granted or issued by Holding that are convertible into or exchangeable for shares of Holding's capital stock and there are no phantom stock rights, stock appreciation rights or similar rights regarding Holding's capital stock.

      2.4 No Conflicts. The execution, delivery and performance of this Agreement by Holding and consummation of the transactions contemplated hereby will not:


EQUITY CONTRIBUTION AGREEMENT

            (a) result in the creation or imposition of any Encumbrance imposed by Holding upon the Holding Common, with or without the giving of notice and/or the passage of time, or

            (b) violate, conflict with, effect acceleration of, or result in termination, cancellation or modification of, or constitute a default under (i) any contract, agreement or other instrument to which Holding is a party or by which it or its assets is bound or (ii) any note, bond, mortgage, indenture, deed of trust, license, lease, contract, commitment, understanding, arrangement, agreement or restriction of any kind or character to which Holding is a party or by which Holding may be bound or affected or to which any of its respective assets may be subject, or

            (c) violate any statute or law or any judgment, decree, order, writ, injunction, regulation or rule of any court or local, state or federal governmental or regulatory authority.

      2.5 Consents and Approvals. Other than as may be required pursuant to the terms of the Credit Agreement (the "Credit Agreement") dated as of February 12, 1997, as amended, between NationsBank of Texas, N.A. ("NationsBank") and MSSC, Holding is not required to obtain, transfer or cause to be transferred any consent, approval, license, permit or authorization, or make any declaration, filing or registration with, any third party or any public body or authority in connection with (a) the execution and delivery by Holding of this Agreement or
(b) the consummation of the transactions contemplated hereby.

      2.6 No Commission. Holding has not employed any broker, agent or finder in connection with any transaction contemplated by this Agreement. Holding hereby indemnifies the Stockholders against any liability for a broker's commission, finder's fee or any other fee of any description incurred by Holding with respect to any transaction contemplated by this Agreement.

      2.7 Accuracy of Disclosure. Holding has no knowledge of any information contained in this Agreement that contains an untrue statement of material fact or omits to state any material fact required to be stated in order to make the statements made herein not misleading.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                               OF THE STOCKHOLDERS

     Each Stockholder hereby represents and warrants to Holding as follows:


EQUITY CONTRIBUTION AGREEMENT

      3.1 Authority. The Stockholder has all requisite power and authority to enter into, execute and deliver this Agreement and perform his or its obligations hereunder. This Agreement has been duly executed and delivered by such Stockholder and is a valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, or other similar laws affecting creditors' rights generally or general principals of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). With respect to MS Acquisition, MS Acquisition is a limited partnership duly organized and validly existing under the laws of the State of Texas, and the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by its general partner.

      3.2 Consents and Approvals. Other than as may be required pursuant to the terms of the Credit Agreement, the Stockholder is not required to obtain, transfer or cause to be transferred any consent, approval, license, permit or authorization, or make any declaration, filing or registration with, any third party or any public body or authority in connection with (a) the execution and delivery by such Stockholder of this Agreement or (b) the consummation of the transactions contemplated hereby.

      3.3 Title and Encumbrances to MSSC Common. The Stockholder owns the number of shares of MSSC Common set forth opposite such Stockholder's name on Schedule
1.1 hereto, beneficially and of record, free and clear of any Encumbrance except for (i) Encumbrances imposed pursuant to the Credit Agreement, and (ii) Encumbrances imposed pursuant to that certain Amended and Restated Company and Shareholders Agreement among MS Acquisition, MSSC, and the Stockholders (which agreement will be terminated upon the execution and delivery of the Stockholders Agreement). Upon the consummation of the transactions contemplated by this Agreement, Holding will acquire good, valid and marketable title to the shares of MSSC Common held by the Stockholder, free and clear of any Encumbrances imposed by MSSC. Except as set forth on Schedule 3.3, there are no outstanding options, warrants or other rights to acquire any shares of the MSSC Common from the Stockholders.

      3.4 Capitalization of MSSC. MSSC is authorized to issue 10,000,000 shares of MSSC Common. The total number of shares of MSSC Common issued and outstanding is 137,635, and the total number of shares of common stock of MSSC issued and held in treasury is 12,445 (the "MSSC Treasury Stock"). The MSSC Treasury Stock is held by MSSC free and clear of any Encumbrance except for (i) a first lien security interest held by Vincent Clanton in 9,333 shares of MSSC Treasury Stock and a second lien security interest in 3,112 shares of MSSC Treasury Stock (the shares subject to such second lien security interest being hereinafter referred to as the "Murray Pledged Shares") pursuant to a Pledge Agreement dated June 15, 1995, (ii) a security interest in the Murray Pledged Shares by virtue of a Collateral Assignment Agreement dated September 27, 1994 by Vincent Clanton in favor of George Murray, (iii) a potential security interest held by Margaret A. Mabry in 6,700 shares in Marketing Specialists Corporation, a Texas corporation, which was merged into MSSC in 1990, the pledge creating such security interest being referenced only in a Promissory Note dated


EQUITY CONTRIBUTION AGREEMENT

__________, 1993, and (iv) a potential security interest held by Vincent G. Santucci in 100 shares in Marketing Specialists Sales Company, a Florida corporation, which was merged into MSSC in 1996.

      3.5 Accredited Investor Status. Each Stockholder is an "Accredited Investor", as such term is defined by Rule 501 under the Securities Act. The Stockholder has such knowledge and experience in financial and business matters that the Stockholder is capable of evaluating the merits and risks of this transaction and of an investment in Holding.

      3.6 Shares Not Registered, Indefinite Holding. The Stockholder has been advised by Holding, and understands, that he or it must bear the economic risk of an investment in the Holding Common for an indefinite period of time because the Holding Common has not been registered under the Securities Act. Therefore, the Holding Common must be held by such Stockholder unless the Holding Common is subsequently registered under the Securities Act or an exemption from such registration is available for the transfer of the Holding Common. Such Stockholder is familiar with Rule 144 of the Securities Act and the restrictions and requirements thereunder as they relate to a public resale.

      3.7 Acquisition for Own Account. The Stockholder represents that the Holding Common is being acquired solely for such Stockholder's own account for investment and not with a view toward, or for resale in connection with, any "distribution" (as that term is used in the Securities Act and the Rules and Regulations thereunder) of all or any portion thereof.

      3.8 Legend on Certificates. The Stockholder further understands that the certificates evidencing the Holding Common shall bear, until such time as the shares shall have been registered under the Securities Act or shall have been transferred in accordance with such an opinion of counsel, the following legend:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, OR ANY APPLICABLE STATE SECURITIES LAWS, AND ANY SALE, TRANSFER, PLEDGE OR OTHER TRANSFER OR DISPOSITION THEREOF MAY BE MADE ONLY (I) IN A TRANSACTION REGISTERED UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR (II) IF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT IS AVAILABLE AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO SUCH EFFECT REASONABLY SATISFACTORY TO IT. IN ADDITION, ANY SALE, ASSIGNMENT, TRANSFER, PLEDGE OR OTHER TRANSFER OR DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY AND SUBJECT TO THE TERMS AND PROVISIONS OF A COMPANY AND STOCKHOLDERS AGREEMENT DATED AS OF OCTOBER 7, 1997, BY AND AMONG THE COMPANY AND CERTAIN STOCKHOLDERS THEREOF AND A REGISTRATION RIGHTS AGREEMENT, DATED AS OF OCTOBER 7, 1997,


EQUITY CONTRIBUTION AGREEMENT

      BETWEEN THE COMPANY AND MS ACQUISITION LIMITED. AMONG OTHER THINGS, SUCH COMPANY AND STOCKHOLDERS AGREEMENT INCLUDES A BINDING RIGHT OF FIRST REFUSAL, VARIOUS RESTRICTIONS ON VOTING, TRANSFER AND CERTAIN OTHER PROVISIONS INCLUDING, WITHOUT LIMITATION, SUBSTANTIAL ENCUMBRANCES AND RESTRICTIONS ON ALIENABILITY OF SHARES. THE COMPANY WILL FURNISH A COPY OF THE COMPANY AND STOCKHOLDERS AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

      3.9 No Community Property Interest. None of the shares of Capital Stock to be Transferred by Pedersen or Watt pursuant to any transaction contemplated hereby are subject to any community property interest or other proprietary interest to which any spouse, whether former or present, of either Pedersen or Watt, is entitled.

                                   ARTICLE IV

                                 INDEMNIFICATION

      4.1 Survival of Representations. Each representation and warranty made hereunder shall survive any investigation made by or on behalf of any party hereto and shall survive the Closing and the consummation of each and any transaction in connection with this Agreement hereunder for the period of 18 months; provided, however, that the representations and warranties set forth in Sections 3.1 and 3.3 shall survive indefinitely. The expiration of any survival period shall not bar or otherwise affect the subsequent revival and survival of the representations and warranties made pursuant to or in connection with this Agreement in accordance with the immediately preceding sentence. Each covenant and agreement shall survive any investigation made by or on behalf of any party hereto and shall survive the Closing hereunder.

      4.2 Holding's Indemnification Obligations. Subject to the terms and conditions of this Article IV, Holding agrees to indemnify, defend and hold harmless each Stockholder and their respective affiliates (the "Stockholders' Group") from and against any and all demands, claims, actions or causes of action, penalties, losses, damages, liabilities, costs or expenses including, without limitation, interest, and reasonable attorneys' fees and expenses (collectively "Damages") asserted against, resulting to, imposed upon or incurred by the Stockholders' Group or any member thereof, whether directly by such member or indirectly through his or its proportionate ownership of the Company, by reason of or resulting from a breach or multiple breaches of any representation, warranty or agreement made by Holding herein or any facts or circumstances constituting such a breach (collectively, "Stockholders' Claims").

      4.3 Stockholders' Indemnification Obligations. Subject to the terms and conditions of this Article IV, each Stockholder agrees to severally, and not jointly, indemnify, defend and hold harmless


EQUITY CONTRIBUTION AGREEMENT

Holdings and its stockholders, directors, officers and affiliates (other than such Stockholder) (the "Holdings Group") from and against any Damages, asserted against, resulting to, imposed upon or incurred by the Holdings Group or any member thereof, whether directly by such member or indirectly through its proportionate ownership of Holding, by reason of or resulting from a breach or multiple breaches of any representation, warranty or agreement of the Stockholders contained in or made pursuant to this Agreement or any facts or circumstances constituting such a breach (collectively, "Holdings Claims").

      4.4 Conditions of Indemnification. Prior to any indemnification, the obligations and liabilities of the Stockholders or Holding with respect to Holdings Claims or Stockholders' Claims (collectively, "Claims") shall be subject to the following terms and conditions:

            (a) The party entitled to be indemnified (the "Indemnitee") will be required to give the indemnifying party (the "Indemnitor") written notice of any such Claim on or prior to the expiration of the applicable period for which the applicable representation or warranty is intended to survive as stated in
                  Section 4.1.

            (b) Promptly after the assertion by any third party of any Claim against any Indemnitee that, in the judgment of such Indemnitee, may result in the incurrence by such Indemnitee of Damages for which such Indemnitee would be entitled to indemnification pursuant to this Agreement, such Indemnitee shall deliver to the Indemnitor a written notice describing in reasonable detail such Claim and such Indemnitor may participate in and, at its option, assume the defense of the Indemnitee against such Claim (including the employment of counsel, who shall be reasonably satisfactory to such Indemnitee, and the payment of expenses). Any Indemnitee shall have the right to employ separate counsel in any such Claim and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Indemnitor unless (i) the Indemnitor shall have failed, within a reasonable time after having been notified by the Indemnitee of the existence of such Claim as provided in the preceding sentence, to assume the defense of such Claim, (ii) the employment of such counsel has been specifically authorized in writing by the Indemnitor, or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnitee and the Indemnitor and such Indemnitee shall have been advised in writing by such counsel that there may be conflicting interests between the Indemnitee and the Indemnitor in the legal defense thereof. No Indemnitor shall be liable to indemnify any Indemnitee for any compromise or settlement of any such Claim effected without the consent of the Indemnitor.


EQUITY CONTRIBUTION AGREEMENT

                                    ARTICLE V

                            COVENANTS OF THE PARTIES

      5.1 Guaranty and Security Obligations. [Intentionally Omitted.]

      5.2 Stockholders Agreement of Holding. The Stockholders and Holding hereby agree to enter into a Company and Stockholders Agreement, substantially in the form attached as Exhibit C hereto (the "Stockholders Agreement") at the Closing. MSSC and the Stockholders hereby agree to terminate that certain Amended and Restated Company and Stockholders Agreement, between the Stockholders and MSSC, dated as of November 7, 1996 (the "Terminated Agreement"), at the Closing; provided, however, that all indemnification obligations of the parties under the Terminated Agreement regarding prior transactions shall survive such termination for any remaining duration of the relevant indemnity period.

      5.3 Registration Rights Agreement of Holding. MS Acquisition and Holding hereby agree to enter into a Registration Rights Agreement, substantially in the form attached as Exhibit D hereto (the "Registration Agreement") at the Closing. MSSC and MS Acquisition hereby agree to terminate that certain Registration Rights Agreement, between MSSC and MS Acquisition, dated as of April 2, 1996, at the Closing.

                                   ARTICLE VI

                                  MISCELLANEOUS

      6.1 Expenses, Taxes, Etc. Holding shall pay all fees, expenses and taxes incurred by it, any of its affiliates and the Stockholders in connection with the transactions contemplated by this Agreement.

      6.2 Further Assurances.

            (a) From time to time (including after the Closing Date), at the Stockholders' request and without further consideration, Holding shall execute and deliver to the Stockholders such documents and take such other action as the Stockholders may reasonably request in order to consummate or more effectively evidence the transactions contemplated hereby.

            (b) From time to time (including after the Closing Date), at Holding's request and without further consideration, the Stockholders shall execute and deliver such documents and take such other action as Holding may reasonably request in order to consummate or more effectively evidence the transactions contemplated hereby.


EQUITY CONTRIBUTION AGREEMENT

      6.3 Successors and Assigns. No party shall have the right to assign all or any part of its interest in this Agreement without the prior written consent of the other parties, and any attempted transfer without such consent shall be null and void. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns.

      6.4 No Third-Party Benefit. Nothing in this Agreement shall be deemed to create any right or obligation in any person or entity not a party hereto and this Agreement shall not be construed in any respect to be a contract or agreement in whole or in part for the benefit of or binding upon any person or entity not a party hereto.

      6.5 Entire Agreement; Amendment. This Agreement and the Schedules and Exhibits hereto constitute the entire agreement among the parties hereto with respect to the transactions contemplated herein and supersede all prior oral and written agreements, memoranda, understandings and undertakings between the parties hereto relating to the subject matter hereof. This Agreement may not be modified, amended, altered or supplemented except by a written instrument executed and delivered by each of the parties hereto.

      6.6 Reformation and Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof:

            (a) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable; and

            (b) the legality, validity and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby.

      6.7 Notices. All notices, claims, certificates, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, by facsimile transmission or mailed (registered or certified mail, postage prepaid, return receipt requested) as follows:

      If to the Stockholders:

            to the respective addresses set forth on Exhibit E.


EQUITY CONTRIBUTION AGREEMENT
      with a copy to:

            Andrews & Kurth L.L.P.
            1717 Main Street, Suite 3700
            Dallas, Texas 75201
            Attention: J. Gregory Holloway, Esq.
            Facsimile: (214) 659-4401

      If to Holding:

            Richmont Marketing Specialists Inc.
            2324 Gateway Drive
            Irving, Texas 75063
            Attention: Gary R. Guffey
            Facsimile: (972) 550-1896

            Richmont Capital Partners I, L.P.
            4300 Westgrove Drive
            Dallas, Texas 75248
            Attention: Timothy M. Byrd
            Facsimile: (972) 713-5052

      with a copy to:

            Andrews & Kurth L.L.P.
            1717 Main Street, Suite 3700
            Dallas, Texas 75201
            Attention: J. Gregory Holloway, Esq.
            Facsimile: (214) 659-4401

            Skadden, Arps, Slate, Meagher & Flom
            919 Third Avenue
            New York, New York 10022
            Attention: Eileen Nugent Simon, Esq.
            Facsimile: (212) 735-2000

or to such other address as the person to whom notice is to be given may have previously furnished to the other in writing in the manner set forth above, provided that notice of a change of address shall be deemed given only upon receipt.

      6.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CONFLICTS OF LAW RULES.

      6.9 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

             The remainder of this page is intentionally left blank.


EQUITY CONTRIBUTION AGREEMENT

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                        RICHMONT MARKETING SPECIALISTS INC.


                                        By: /s/ Ronald D. Pedersen
                                            -------------------------------
                                        Name:  Ronald D. Pedersen
                                               ----------------------------
                                        Title: President and Chief
                                               Executive Officer
                                               ----------------------------


                                        MARKETING SPECIALISTS SALES COMPANY


                                        By: /s/ Ronald D. Pedersen
                                            -------------------------------
                                        Name:  Ronald D. Pedersen
                                               ----------------------------
                                        Title: Chairman of the Board
                                               ----------------------------


                                        MS ACQUISITION LIMITED


                                        By: MSSC ACQUISITION CORPORATION,
                                            its General Partner


                                        By: /s/ Timothy M. Byrd
                                            -------------------------------
                                        Name:  Timothy M. Byrd
                                               ----------------------------
                                        Title: Vice President and
                                               Chief Financial Officer
                                               ----------------------------


                                        /s/ Ronald D. Pedersen
                                        -----------------------------------
                                        Ronald D. Pedersen


                                        /s/ Jeffrey A. Watt
                                        -----------------------------------
                                        Jeffrey A. Watt


                                        /s/ Bruce A. Butler
                                        -----------------------------------
                                        Bruce A. Butler

                                        /s/ Gary R. Guffey
                                        -----------------------------------
                                        Gary R. Guffey


EQUITY CONTRIBUTION AGREEMENT

      The undersigned, spouse of Gary R. Guffey, a Stockholder (as defined in the foregoing Agreement) executing the foregoing Agreement, hereunto subscribes her name in evidence of her agreement and consents to the provisions regarding the disposition of MSSC Common referred to in the foregoing Agreement, and to all other provisions thereof.

      Effective as of the day and year first above written.


                                 /s/ P. Joann Guffey
                                 -------------------
                                 P. JOANN GUFFEY


EQUITY CONTRIBUTION AGREEMENT

      The undersigned, spouse of Bruce A. Butler, a Stockholder (as defined in the foregoing Agreement) executing the foregoing Agreement, hereunto subscribes her name in evidence of her agreement and consents to the provisions regarding the disposition of MSSC Common referred to in the foregoing Agreement, and to all other provisions thereof.

      Effective as of the day and year first above written.


                                 /s/ Victoria A. Butler
                                 ----------------------
                                 VICTORIA A. BUTLER


EQUITY CONTRIBUTION AGREEMENT

                                  SCHEDULE 1.1

       Stockholders                                             Number of Shares
       ------------                                             ----------------
Ronald D. Pedersen                                                       25,842

Jeffrey A. Watt                                                          16,826

Gary R. Guffey                                                            6,193

Bruce A. Butler                                                           6,193

MS Acquisition Limited                                                   82,581

                                  SCHEDULE 3.3

Ronald D. Pedersen, Jeffrey A. Watt, Bruce A. Butler and Gary R. Guffey are as of the date hereof entering into an Amended and Restated Warrant Agreement (the "Warrant Agreement") with William B. Robinson ("Robinson"), whereby Robinson may purchase shares of Holding from such Stockholders. Such Warrant Agreement replaces a virtually identical warrant agreement regarding shares of MSSC Common.